UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

1299 Ocean Avenue, Suite 1000	,	Santa Monica	,	California	90401
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code:    (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	DEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our 2026 Annual Meeting of Stockholders (the "Annual Meeting") held on May 28, 2026, our stockholders approved the adoption of the Douglas Emmett, Inc. 2026 Omnibus Stock Incentive Plan (the "2026 Plan"). The 2026 Plan was adopted by our Board of Directors on April 8, 2026, subject to approval by our stockholders, and became effective at the Annual Meeting. The 2026 Plan authorizes the grant of awards covering up to 15 million shares of our common stock. The terms and conditions of the 2026 Plan are described in the section entitled “Proposal 4: Adoption of 2026 Omnibus Stock Incentive Plan” in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026. The foregoing description of the 2026 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2026 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. No further grants will be made under the Douglas Emmett, Inc. 2016 Omnibus Stock Incentive Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 28, 2026, Douglas Emmett, Inc. held its Annual Meeting. Presented below are the voting results for the proposals (described in detail in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 17, 2026) submitted to our stockholders at the Annual Meeting:

Douglas Emmett Proposals:

Proposal 1. The following nominees were elected to serve on the board of directors until the 2027 Annual Meeting of Stockholders with the following vote:

Nominee	For	Withheld	Broker Non-Votes

Jordan L. Kaplan	133,503,116	3,048,714	13,053,453
Kenneth M. Panzer	134,378,605	2,173,225	13,053,453
Andy Cohen	136,116,962	434,868	13,053,453
Dorene C. Dominguez	105,536,151	31,015,679	13,053,453
Virginia A. McFerran	97,300,453	39,251,377	13,053,453
Thomas E. O'Hern	132,238,548	4,313,282	13,053,453
William E. Simon, Jr.	75,882,561	60,669,269	13,053,453
Shirley Wang	41,129,212	95,422,618	13,053,453

Proposal 2. The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2026 was ratified with the following vote:

For	Against	Abstained	Broker Non-Votes

144,959,109	4,536,422	109,752	—

Proposal 3. Our named executive officer compensation for 2025 was approved with the following non-binding advisory vote:

For	Against	Abstained	Broker Non-Votes

68,214,218	68,195,746	141,858	13,053,461

Proposal 4. The Douglas Emmett, Inc. 2026 Omnibus Stock Incentive Plan was approved with the following vote:

For	Against	Abstained	Broker Non-Votes

96,261,671	40,166,150	124,003	13,053,459

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Douglas Emmett, Inc. 2026 Omnibus Stock Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated:	June 3, 2026	By:	/s/ PETER D. SEYMOUR
Peter D. Seymour
Chief Financial Officer